Consolidated Portfolio of Investments – as of March 31, 2020 (Unaudited)

ASG Managed Futures Strategy Fund*

Principal Amount	Description	Value (†)
Short-Term Investments – 96.6% of Net Assets
	Certificates of Deposit – 64.0%
$ 30,000,000	National Bank of Kuwait (NY), 1.400%, 4/01/2020	$30,000,716
30,000,000	Bank of Montreal (IL), 1-month LIBOR + 0.180%, 1.695%, 4/03/2020(a)	30,002,871
63,000,000	Landesbank Baden Wurttemberg (NY), 0.250%, 4/06/2020	62,999,748
15,000,000	National Bank of Kuwait (NY), 2.050%, 4/06/2020	15,003,388
65,000,000	Mizuho Bank Ltd. (NY), 1-month LIBOR + 0.200%, 0.950%, 4/20/2020(a)	65,009,305
15,000,000	Landesbank Hessen (NY), 1.300%, 4/27/2020	15,004,293
50,000,000	Landesbank Hessen (NY), 1.640%, 5/06/2020	50,029,841
32,000,000	DNB Nor Bank ASA (NY), 1.630%, 5/12/2020	32,030,519
45,500,000	Svenska Handelsbanken (NY), 1-month LIBOR + 0.190%, 0.802%, 5/18/2020(a)	45,506,348
60,000,000	Credit Industriel et Commercial (NY), 1.620%, 5/19/2020	60,041,809
30,000,000	Sumitomo Mitsui Trust Bank (NY), 3-month LIBOR + 0.070%, 1.763%, 5/19/2020(a)	29,983,454
50,000,000	National Australia Bank (NY), 1-month LIBOR + 0.150%, 0.923%, 5/20/2020(a)(b)	49,998,315
58,000,000	Sumitomo Mitsui Banking Corp. (NY), 1-month LIBOR + 0.050%, 0.913%, 6/10/2020(a)	57,985,316
15,500,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 1-month LIBOR + 0.070%, 0.933%, 6/10/2020(a)	15,496,900
60,000,000	Nordea Bank ABP (NY), 3-month LIBOR + 0.060%, 0.828%, 6/11/2020(a)	59,948,651
20,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.180%, 0.991%, 6/12/2020(a)(b)	19,993,559
50,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 3-month LIBOR + 0.070%, 0.811%, 6/16/2020(a)	49,955,244
44,000,000	Norinchukin Bank (NY), 1.640%, 6/18/2020	44,042,935
60,000,000	DZ Bank (NY), 1.250%, 6/25/2020	60,002,977
30,000,000	Royal Bank of Canada (NY), 1-month LIBOR + 0.210%, 1.073%, 7/10/2020(a)(b)	29,977,432
25,000,000	MUFG Bank Ltd. (NY), 0.980%, 8/28/2020	24,955,366
20,000,000	Toronto-Dominion Bank (NY), FEDL01 + 0.360%, 0.450%, 9/04/2020(a)(b)	19,907,822
30,000,000	Bank of Montreal (IL), 0.800%, 9/04/2020	29,905,922
60,000,000	Bank of Nova Scotia (TX), 0.730%, 9/10/2020	59,858,576
16,500,000	Toronto-Dominion Bank (NY), 1.020%, 9/11/2020(b)	16,466,561

Principal Amount	Description	Value (†)
	Certificates of Deposit – continued
$ 30,000,000	Toronto-Dominion Bank (NY), 1-month LIBOR + 0.310%, 1.083%, 10/20/2020(a)(b)	$29,965,162

		1,004,073,030

	Commercial Paper – 13.6%
50,000,000	ING U.S. Funding LLC, (Credit Support: ING Bank NV), 1.791%, 5/06/2020(c)	49,939,000
18,300,000	Santander UK PLC, 1.758%, 4/16/2020(c)	18,293,087
40,000,000	Santander UK PLC, 1.738%, 4/21/2020(c)	39,974,333
23,580,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.602%, 4/15/2020(c)	23,564,771
20,000,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.103%, 6/02/2020(c)	19,944,000
43,000,000	Credit Agricole Corporate & Investment Bank (NY), 0.090%, 4/03/2020(c)	42,999,957
19,060,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 1.801%, 4/08/2020(c)	19,055,104

		213,770,252

	Time Deposits – 9.1%
38,000,000	Canadian Imperial Bank of Commerce, 0.020%, 4/01/2020	38,000,000
75,000,000	Skandinaviska Enskilda Banken (NY), 0.030%, 4/01/2020(c)	75,000,000
30,000,000	National Bank of Kuwait (NY), 0.070%, 4/01/2020(c)	30,000,000

		143,000,000

	Treasuries – 5.7%
31,300,000	U.S. Treasury Bills, 0.780%-1.530%, 5/07/2020(c)(d)(e)	31,298,005
32,200,000	U.S. Treasury Bills, 1.502%, 6/11/2020(c)(d)	32,194,189
26,400,000	U.S. Treasury Bills, 1.500%, 4/02/2020(c)(d)	26,400,000

		89,892,194

	Other Notes – 4.2%
15,000,000	Bank of America NA, 1.840%, 6/15/2020	15,055,066
50,000,000	Bank of America NA, 1.155%, 7/08/2020	49,908,288

		64,963,354

	Repurchase Agreement – 0.0%
488,575	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2020 at 0.000% to be repurchased at $488,575 on 4/01/2020 collateralized by $485,000 U.S. Treasury Note, 1.375% due 10/15/2022 valued at $501,753 including accrued interest(f)	488,575

	Total Short-Term Investments (Identified Cost $1,516,481,510)	$1,516,187,405

	Total Investments – 96.6% (Identified Cost $1,516,481,510)	1,516,187,405
	Other assets less liabilities – 3.4%	53,802,903

	Net Assets – 100.0%	$1,569,990,308

Consolidation

The Fund invests in commodity-related derivatives through its investment in the ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary (the “Subsidiary”). Investments of the Subsidiary have been consolidated with those of the Fund for reporting purposes. As of March 31, 2020, the value of the Fund’s investment in the Subsidiary was $65,954,514, representing 4.20% of the Fund’s net assets.

*

Subsequent Event. The Board of Trustees approved a change in the name of the Fund to AlphaSimplex Managed Futures Strategy Fund. This change will be effective at the close of business on April 30, 2020.

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows: Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of March 31, 2020, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
$32,529,022	$2,462,096	0.16%

*	Amount represents gross unrealized appreciation/(depreciation) at absolute value.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a)	Variable rate security. Rate as of March 31, 2020 is disclosed.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)

The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

(f)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of March 31, 2020, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

FEDL01	Federal Funds Rate
LIBOR	London Interbank Offered Rate
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When the Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Fund may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

At March 31, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	6/17/2020	CHF	B	20,250,000	$21,874,581	$21,115,305	$(759,276)
UBS AG	6/17/2020	CHF	S	4,000,000	4,254,721	4,170,924	83,797
UBS AG	6/17/2020	CHF	S	11,500,000	11,836,555	11,991,408	(154,853)
UBS AG	6/17/2020	CNH	S	33,000,000	4,700,264	4,648,575	51,689
UBS AG	6/17/2020	CNH	S	34,000,000	4,781,330	4,789,441	(8,111)
UBS AG	6/17/2020	MXN	B	439,500,000	20,635,950	18,319,637	(2,316,313)
UBS AG	6/17/2020	MXN	S	514,500,000	23,353,482	21,445,855	1,907,627
UBS AG	6/17/2020	MXN	S	179,500,000	7,269,746	7,482,082	(212,336)
UBS AG	6/17/2020	NOK	B	108,000,000	9,602,275	10,391,180	788,905
UBS AG	6/17/2020	NOK	B	262,000,000	26,589,253	25,208,233	(1,381,020)
UBS AG	6/17/2020	NOK	S	550,000,000	57,537,188	52,918,045	4,619,143
UBS AG	6/17/2020	NZD	B	18,800,000	10,774,586	11,211,192	436,606
UBS AG	6/17/2020	NZD	B	43,300,000	26,767,594	25,821,522	(946,072)
UBS AG	6/17/2020	NZD	S	114,200,000	72,025,711	68,102,028	3,923,683
UBS AG	6/17/2020	PLN	B	18,000,000	4,676,184	4,349,801	(326,383)
UBS AG	6/17/2020	PLN	S	93,500,000	24,573,047	22,594,802	1,978,245
UBS AG	6/17/2020	PLN	S	22,500,000	5,357,623	5,437,252	(79,629)
UBS AG	6/17/2020	SEK	B	142,000,000	14,878,771	14,378,240	(500,531)
UBS AG	6/17/2020	SEK	S	394,000,000	41,578,993	39,894,553	1,684,440

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	6/17/2020	SEK	S	26,000,000	$2,538,391	$2,632,635	$(94,244)
UBS AG	6/17/2020	SGD	B	25,500,000	17,577,593	17,961,604	384,011
UBS AG	6/17/2020	SGD	B	51,750,000	36,871,839	36,451,491	(420,348)
UBS AG	6/17/2020	SGD	S	223,750,000	161,117,272	157,604,274	3,512,998
UBS AG	6/17/2020	TRY	B	38,700,000	6,172,177	5,724,521	(447,656)
UBS AG	6/17/2020	TRY	S	79,500,000	12,085,934	11,759,675	326,259
UBS AG	6/17/2020	TRY	S	9,900,000	1,462,814	1,464,412	(1,598)
UBS AG	6/17/2020	ZAR	B	75,500,000	4,561,147	4,179,098	(382,049)
UBS AG	6/17/2020	ZAR	S	510,500,000	31,112,681	28,257,344	2,855,337
UBS AG	6/17/2020	ZAR	S	32,500,000	1,781,703	1,798,949	(17,246)

Total							$14,505,075

Futures Contracts

The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund and the Subsidiary are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At March 31, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	6/30/2020	4,117	$898,382,417	$907,316,037	$8,933,620
3 Year Australia Government Bond	6/15/2020	3,344	240,268,389	240,880,998	612,609
5 Year U.S. Treasury Note	6/30/2020	1,565	189,602,445	196,187,422	6,584,977
10 Year Australia Government Bond	6/15/2020	792	73,482,280	73,371,418	(110,862)
10 Year Canada Government Bond	6/19/2020	694	69,839,075	72,561,046	2,721,971
10 Year U.S. Treasury Note	6/19/2020	742	98,068,437	102,906,125	4,837,688
30 Year U.S. Treasury Bond	6/19/2020	182	30,024,281	32,589,375	2,565,094
E-mini NASDAQ 100	6/19/2020	19	3,036,878	2,958,775	(78,103)
Euro Schatz	6/08/2020	2,794	346,173,909	345,713,592	(460,317)
Euro-BTP	6/08/2020	55	8,912,089	8,577,855	(334,234)
Euro-Buxl® 30 Year Bond	6/08/2020	123	29,229,106	28,474,326	(754,780)
Euro-OAT	6/08/2020	195	36,695,515	35,961,083	(734,432)
Eurodollar	6/15/2020	1,423	351,894,349	353,882,312	1,987,963
Eurodollar	9/14/2020	2,697	671,577,138	671,856,413	279,275
German Euro BOBL	6/08/2020	892	133,624,965	133,017,742	(607,223)
German Euro Bund	6/08/2020	427	81,970,948	81,241,523	(729,425)
Short-Term Euro-BTP	6/08/2020	195	24,222,814	23,992,694	(230,120)

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts - continued
Sterling	6/17/2020	3,926	$606,661,003	$606,878,627	$217,624
UK Long Gilt	6/26/2020	416	69,420,486	70,371,239	950,753
Ultra Long U.S. Treasury Bond	6/19/2020	79	15,906,750	17,528,125	1,621,375

Total					$27,273,453

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	6/17/2020	452	$18,974,547	$17,204,250	$(1,770,297)
Copper LME	6/17/2020	184	25,903,651	22,773,450	(3,130,201)
Gold	6/26/2020	133	21,189,560	21,234,780	45,220
Nickel LME	6/17/2020	128	9,629,514	8,816,256	(813,258)
Wheat	7/14/2020	56	1,589,200	1,575,000	(14,200)
Zinc LME	6/17/2020	360	17,820,569	17,142,750	(677,819)

Total					$(6,360,555)

At March 31, 2020, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AEX-Index®	4/17/2020	22	$1,976,208	$2,342,329	$(366,121)
ASX SPI 200™	6/18/2020	22	1,764,322	1,728,400	35,922
Australian Dollar	6/15/2020	549	34,842,320	33,725,070	1,117,250
Brazilian Real	4/30/2020	186	3,613,705	3,578,640	35,065
British Pound	6/15/2020	452	34,288,959	35,188,200	(899,241)
Canadian Dollar	6/16/2020	904	66,313,488	64,224,680	2,088,808
DAX	6/19/2020	10	2,341,097	2,731,744	(390,647)
E-mini Dow	6/19/2020	39	3,993,775	4,241,445	(247,670)
E-mini Russell 2000	6/19/2020	75	4,531,275	4,303,500	227,775
E-mini S&P 500®	6/19/2020	9	1,017,362	1,156,365	(139,003)
E-mini S&P MidCap 400®	6/19/2020	27	3,857,895	3,882,060	(24,165)
Euribor	6/15/2020	767	212,246,926	212,263,442	(16,516)
Euro	6/15/2020	523	73,025,854	72,236,106	789,748
EURO STOXX 50®	6/19/2020	67	1,721,769	2,029,875	(308,106)
FTSE 100 Index	6/19/2020	42	2,589,747	2,939,939	(350,192)
FTSE China A50 Index	4/29/2020	137	1,707,445	1,726,200	(18,755)
FTSE/JSE Top 40 Index	6/18/2020	63	1,245,171	1,445,596	(200,425)
Hang Seng China Enterprises Index	4/28/2020	85	5,170,004	5,281,287	(111,283)
Hang Seng Index®	4/28/2020	28	4,203,747	4,283,383	(79,636)
IBEX 35	4/17/2020	24	1,580,973	1,790,297	(209,324)
Indian Rupee	4/28/2020	1,156	29,926,914	30,384,304	(457,390)
Japanese Yen	6/15/2020	395	45,204,355	46,015,031	(810,676)
MSCI EAFE Index	6/19/2020	81	5,722,870	6,315,165	(592,295)
MSCI Emerging Markets Index	6/19/2020	158	6,553,075	6,658,910	(105,835)
MSCI Singapore	4/29/2020	155	3,033,260	3,068,702	(35,442)
MSCI Taiwan Index	4/29/2020	30	1,122,110	1,107,392	14,718
Nikkei 225™	6/11/2020	11	1,689,003	1,935,550	(246,547)

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts - continued
S&P/TSX 60 Index	6/18/2020	19	$1,960,620	$2,198,508	$(237,888)
TOPIX	6/11/2020	19	2,384,166	2,479,144	(94,978)

Total					$(1,632,849)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	6/17/2020	1,058	$45,579,901	$40,270,125	$5,309,776
Brent Crude Oil	5/29/2020	723	22,193,550	21,444,180	749,370
Cocoa	7/16/2020	16	361,240	361,440	(200)
Copper	5/27/2020	588	36,183,650	32,751,600	3,432,050
Copper LME	6/17/2020	293	41,486,969	36,264,244	5,222,725
Corn	7/14/2020	814	16,078,288	14,082,200	1,996,088
Cotton	7/09/2020	214	5,706,585	5,446,300	260,285
Gasoline	4/30/2020	306	12,330,393	7,617,380	4,713,013
Lean Hog	6/12/2020	191	6,068,230	4,608,830	1,459,400
Live Cattle	6/30/2020	262	10,464,390	9,649,460	814,930
Low Sulfur Gasoil	5/12/2020	479	16,022,575	14,118,525	1,904,050
Natural Gas	4/28/2020	570	10,789,710	9,348,000	1,441,710
New York Harbor ULSD	4/30/2020	223	11,357,678	9,380,049	1,977,629
Nickel LME	6/17/2020	251	19,174,452	17,288,127	1,886,325
Platinum	7/29/2020	35	1,076,295	1,277,325	(201,030)
Silver	5/27/2020	35	2,206,625	2,477,300	(270,675)
Soybean	7/14/2020	368	16,605,500	16,366,800	238,700
Soybean Meal	7/14/2020	167	4,989,020	5,325,630	(336,610)
Soybean Oil	7/14/2020	422	7,645,356	6,927,552	717,804
Sugar	6/30/2020	1,646	20,341,608	19,356,960	984,648
WTI Crude Oil	5/19/2020	599	14,448,830	14,681,490	(232,660)
Zinc LME	6/17/2020	532	28,419,040	25,333,175	3,085,865

Total					$35,153,193

[1]	Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary.

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2020, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments*	$—	$1,516,187,405	$—	$1,516,187,405
Forward Foreign Currency Contracts (unrealized appreciation)	—	22,552,740	—	22,552,740
Futures Contracts (unrealized appreciation)	71,811,183	50,640	—	71,861,823

Total	$71,811,183	$1,538,790,785	$—	$1,610,601,968

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(8,047,665)	$—	$(8,047,665)
Futures Contracts (unrealized depreciation)	(15,017,125)	(2,411,456)	—	(17,428,581)

Total	$(15,017,125)	$(10,459,121)	$—	$(25,476,246)

*	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

The Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the period ended March 31, 2020, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, short-term interest rates, and commodities (through investments in the Subsidiary) to capture the exposures suggested by the quantitative investment models.

The following is a summary of derivative instruments for the Fund, as of March 31, 2020:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$22,552,740	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$31,312,949
Foreign exchange contracts	—	4,030,871
Commodity contracts	—	36,239,588
Equity contracts	—	278,415

Total exchange-traded asset derivatives	$—	$71,861,823

Total asset derivatives	$22,552,740	$71,861,823

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(8,047,665)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(3,977,909)
Foreign exchange contracts	—	(2,167,307)
Commodity contracts	—	(7,446,950)
Equity contracts	—	(3,836,415)

Total exchange-traded liability derivatives	$—	$(17,428,581)

Total liability derivatives	$(8,047,665)	$(17,428,581)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Over-the-counter (“OTC”) derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of March 31, 2020, the Fund did not hold any derivative positions subject to these provisions that are in a net liability position by counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of March 31, 2020:

	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$22,552,740	$14,505,075

Total over-the-counter counterparty credit risk	22,552,740	14,505,075

Exchange-traded counterparty credit risk
Futures contracts	71,861,823	71,861,823
Margin with brokers	168,902,904	168,902,904

Total exchange-traded counterparty credit risk	240,764,727	240,764,727

Total counterparty credit risk	$263,317,467	$255,269,802

Investment Summary at March 31, 2020 (Unaudited)

Certificates of Deposit	64.0%
Commercial Paper	13.6
Time Deposits	9.1
Treasuries	5.7
Other Notes	4.2
Repurchase Agreements	0.0

Total Investments	96.6
Other assets less liabilities (including forward foreign currency and futures contracts)	3.4

Net Assets	100.0%